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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in this Registration Statement of Palm, Inc. on Form S-8 of our report dated June 21, 2000 (July 27, 2000 as to
Note 12), appearing in the Annual Report on Form 10-K of Palm, Inc. (No. 000-29597), for the year ended June 2, 2000.


/s/ DELOITTE & TOUCHE LLP


San Jose, California
September 29, 2000